SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

REX STORES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

2875 Needmore Road, Dayton, Ohio	45414
(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code: (937) 276-3931

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

On February 20, 2008, REX Stores Corporation (the “Company”), through a wholly owned subsidiary, purchased a $5.0 million secured promissory note from Levelland/Hockley County Ethanol, LLC (“Levelland/Hockley”). The note provides the Company rights to convert the note into an equity ownership position. With the purchase of this note, REX has no further commitments to provide additional debt or equity financing for Levelland/Hockley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX STORES CORPORATION

Date: February 21, 2008	By: /s/ DOUGLAS L. BRUGGEMAN
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Name: Douglas L. Bruggeman
Title: Vice President-Finance,
Chief Financial Officer and
Treasurer